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                                                                    Exhibit 10.4

                                   XOOM, INC.

                            1998 STOCK INCENTIVE PLAN

         1. PURPOSES OF THE PLAN. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "ADMINISTRATOR" means the Board or any of the Committees appointed to administer the Plan.

                  (b) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, California corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

                  (c) "AWARD" means the grant of an Option, Restricted Stock, SAR or other right or benefit under the Plan.

                  (d) "AWARD AGREEMENT" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

                  (e) "BOARD" means the Board of Directors of the Company.

                  (f) "CHANGE IN CONTROL" means a change in ownership or control of the company effected through the following transaction, other than a Change in Control that is also a sale of Common Stock to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended: the direct or indirect acquisition (including pursuant to the issuance of authorized, but unissued securities of the Company) by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender offer or exchange offer made directly to the Company's stockholders that occurs after the Registration Date.

                  (g) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (h) "COMMITTEE" means any committee appointed by the Board to administer the Plan.

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                  (i) "COMMON STOCK" means the common stock of the Company.

                  (j) "COMPANY" means XOOM, Inc.

                  (k) "CONSULTANT" means any person who is engaged by the Company or Related Entity to render consulting or advisory services as an independent contractor and is compensated for such services.

                  (l) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety
(90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

                  (m) "CORPORATE TRANSACTION" means any of the following stockholder-approved transactions to which the Company is a party:

                           (i) a merger or consolidation in which the Company is
not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                           (ii) the sale, transfer or other disposition of all
or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

                           (iii) any reverse merger in which the Company is the
surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; provided that if such merger is preceded by a Change in Control within six (6) months of the merger, then a Corporate Transaction will be deemed to have occurred if securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred pursuant to such merger to a person or persons different from those who held such securities immediately prior to such Change in Control.

                  (n) "DIRECTOR" means a member of the Board.

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                  (o) "EMPLOYEE" means any person, including an Officer or
Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (p) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (q) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                           (i) Where there exists a public market for the Common
Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable; or

                           (ii) In the absence of an established market of the
type described in paragraph (i), above, for the Common Stock, the Fair Market Value thereof shall be determined by the Administrator in good faith and in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

                  (r) "GRANTEE" means an Employee, Director or Consultant who receives an Award under the Plan.

                  (s) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (t) "NON-QUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

                  (u) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (v) "OPTION" means a stock option granted pursuant to the Plan.

                  (w) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (x) "PLAN" means this 1998 Stock Incentive Plan.

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                  (y) "REGISTRATION DATE" means the closing of the first sale of
Common Stock to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

                  (z) "RELATED ENTITY" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a significant ownership interest, directly or indirectly as determined by the Plan Administrator.

                  (aa) "RESTRICTED STOCK" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

                  (bb) "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

                  (cc) "SHARE" means a share of the Common Stock.

                  (dd) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. STOCK SUBJECT TO THE PLAN.

                  (a) Subject to the provisions of Section 11(a), below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 5,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. Notwithstanding the foregoing, the total number of Shares issuable upon exercise of all outstanding Awards shall not exceed a number of Shares which is equal to 30% of the then outstanding shares of the Company, as calculated in accordance with the conditions and exclusions of California Corporate Securities Rule 260.140.45, unless a percentage higher than 30% is approved by at least two-thirds of the outstanding Shares entitled to vote.

                  (b) If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Award exchange program, or if any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such unissued or retained Shares shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

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         4. ADMINISTRATION OF THE PLAN.

                  (a) PLAN ADMINISTRATOR. With respect to grants of Awards to Employees, Directors, Officers or Consultants, the Plan shall be administered by
(A) the Board or (B) a Committee (or a subcommittee of the Committee) designated by the Board, which Committee shall be constituted in such a manner as to satisfy Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

                  (b) MULTIPLE ADMINISTRATIVE BODIES. The Plan may be administered by different bodies with respect to Directors, Officers, Consultants, and Employees who are neither Directors nor Officers.

                  (c) POWERS OF THE ADMINISTRATOR. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                           (i) to select the Employees, Directors and
Consultants to whom Awards may be granted from time to time hereunder;

                           (ii) to determine whether and to what extent Awards
are granted hereunder;

                           (iii) to determine the number of Shares or the amount
of other consideration to be covered by each Award granted hereunder;

                           (iv) to approve forms of Award Agreement for use
under the Plan;

                           (v) to determine the terms and conditions of any
Award granted hereunder;

                           (vi) to establish additional terms, conditions, rules
or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

                           (vii) to amend the terms of any outstanding Award
granted under the Plan, including a reduction in the exercise price (or base amount on which appreciation is measured) of any Award to reflect a reduction in the Fair Market Value of the Common Stock since the grant date of the Award, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

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                           (viii) to construe and interpret the terms of the
Plan and Awards granted pursuant to the Plan; and

                           (ix) to take such other action, not inconsistent with
the terms of the Plan, as the Administrator deems appropriate.

                  (d) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

         5. ELIGIBILITY. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

         6. TERMS AND CONDITIONS OF AWARDS.

                  (a) TYPE OF AWARDS. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with an exercise or conversion privilege at a fixed or variable price related to the Common Stock and/or the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Common Stock or securities issued by a Related Entity. Such awards include, without limitation, Options, sales or bonuses of Restricted Stock, SARs, and an Award may consist of one such security or benefit, or two or more of them in any combination or alternative.

                  (b) DESIGNATION OF AWARD. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

                  (c) CONDITIONS OF AWARD. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price,



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earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

                  (d) DEFERRAL OF AWARD PAYMENT. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

                  (e) AWARD EXCHANGE PROGRAMS. The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

                  (f) SEPARATE PROGRAMS. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

                  (g) EARLY EXERCISE. The Award may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or to any other restriction the Administrator determines to be appropriate.

                  (h) TERM OF AWARD. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

                  (i) NON-TRANSFERABILITY OF AWARDS. Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee.

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                  (j) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

         7. AWARD EXERCISE OR PURCHASE PRICE, CONSIDERATION, TAXES AND RELOAD OPTIONS.

                  (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

                           (i) In the case of an Incentive Stock Option:

                                     (A) granted to an Employee who, at the time
of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                                     (B) granted to any Employee other than an
Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Non-Qualified Stock Option:

                                     (A) granted to a person who, at the time of
the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                                     (B) granted to any person other than a
person described in the preceding paragraph, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

                           (iii) In the case of the sale of Shares:

                                    (A) granted to a person who, at the time of
the grant of such Award, or at the time the purchase is consummated, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share purchase price shall be not less than one hundred percent (100%) of the Fair Market Value per share on the date of grant.

                                    (B) granted to any person other than a
person described in the preceding paragraph, the per Share purchase price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

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                           (iv) In the case of other Awards, such price as is
determined by the Administrator.


                  (b) CONSIDERATION. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

                           (i) cash;

                           (ii) check;

                           (iii) delivery of Grantee's promissory note with such
recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

                           (iv) if the exercise occurs on or after the
Registration Date, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

                           (v) if the exercise occurs on or after the
Registration Date, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Award and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

                           (vi) any combination of the foregoing methods of
payment.

                  (c) TAXES. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

                  (d) RELOAD OPTIONS. In the event the exercise price or tax withholding of an Option is satisfied by the Company or the Grantee's employer withholding Shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, with



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terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the Plan.

         8. EXERCISE OF AWARD.

                  (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER.

                           (i) Any Award granted hereunder shall be exercisable
at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement but in the case of an Option, in no case at a rate of less than 20% per year over five (5) years from the date the Option is granted, subject to reasonable conditions such as continued employment. However, in the case of an Option granted to an Officer, Director or Consultant, the Award Agreement may provide that the Option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established in the Award Agreement.

                           (ii) An Award shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or
Section 11(a), below.

                  (b) EXERCISE OF AWARD FOLLOWING TERMINATION OF EMPLOYMENT, DIRECTOR OR CONSULTING RELATIONSHIP. In the event of termination of a grantee's Continuous Status as an Employee, Director or Consultant for any reason other than disability or death (but not in the event of a Grantee's change of status from Employee to Consultant or from Consultant to Employee), such Grantee may, but only within three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise his or her Award to the extent that the Grantee was entitled to exercise it at the date of such termination or to such other extent as may be determined by the Administrator. The Grantee's Award Agreement may provide that upon the event of termination of the Grantee's Continuous Status as an Employee, Director or Consultant for "Cause," the Grantee's right to exercise the Award shall terminate concurrently with the termination of Grantee's Continuous Status as an Employee, Director or Consultant. The term "Cause" shall be as defined in the Award Agreement. If the Grantee should die within three (3) months after the date of such termination, the Grantee's estate or the person who acquired the right to exercise the Award by bequest or inheritance may exercise the Award to the extent that the Grantee was entitled to exercise it at the date of such termination within twelve (12) months of the Grantee's date of death, but in no event later than the expiration date of the term of such Award as set forth



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in the Award Agreement. In the event of a Grantee's change of status from
Employee to Consultant, an Employee's Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the day three (3) months and one day following such change of status. To the extent that the Grantee is not entitled to exercise the Award at the date of termination, or if Grantee does not exercise such Award to the extent so entitled within the time specified herein, the Award shall terminate.

                  (c) DISABILITY OF GRANTEE. In the event of termination of a Grantee's Continuous Status as an Employee, Director or Consultant as a result of his or her disability, Grantee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the Award to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination. To the extent that the Grantee is not entitled to exercise the Award at the date of termination, or if Grantee does not exercise such Award to the extent so entitled within the time specified herein, the Award shall terminate.

                  (d) DEATH OF GRANTEE. In the event of the death of a Grantee, the Award may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement), by the Grantee's estate or by a person who acquired the right to exercise the Award by bequest or inheritance, but only to the extent that the Grantee was entitled to exercise the Award at the date of death. If, at the time of death, the Grantee was not entitled to exercise his or her entire Award, the Shares covered by the unexercisable portion of the Award shall immediately revert to the Plan. If, after death, the Grantee's estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the Award within the time specified herein, the Award shall terminate.

                  (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as ffthe Administrator shall establish and communicate to the Grantee at the time that such offer is made.

         9. CONDITIONS UPON ISSUANCE OF SHARES.

                  (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or

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distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

         10. REPURCHASE RIGHTS. If the provisions of an Award Agreement grant to the Company the right to repurchase Shares upon termination of the Grantee's Continuous Status as an Employee, Director or Consultant, the Award Agreement shall provide that the repurchase price will be either:

                  (a) Not less than the Fair Market Value of the Shares to be repurchased on the date of termination of the Grantee's Continuous Status as an Employee, Director or Consultant, and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the Shares within ninety (90) days of the termination of the Grantee's Continuous Status as an Employee, Director or Consultant (or in the case of Shares issued upon exercise of Awards after the date of termination of the Grantee's Continuous Status as an Employee, Director or Consultant, within ninety (90) days after the date of the Award exercise), and the right terminates when the Company's securities become publicly traded; or

                  (b) The original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least twenty percent (20%) of the Shares subject to the Award per year over five (5) years from the date the Award is granted (without respect to the date the Award was exercised or became exercisable), and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the Shares within ninety (90) days of termination of the Grantee's Continuous Status as an Employee, Director or Consultant (or in the case of Shares issued upon exercise of Awards after the date of termination of the Grantee's Continuous Status as an Employee, Director or Consultant, within ninety (90) days after the date of the Award exercise).

                  (c) In addition to the restrictions set forth in (a) and (b) above, the Shares held by an Officer, Director or Consultant may be subject to additional or greater restrictions.

         11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR CORPORATE
TRANSACTION.

                  (a) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other similar event resulting in an increase or decrease in the number of issued shares of Common Stock. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

                  (b) CORPORATE TRANSACTION. In the event of a proposed Corporate Transaction, the Administrator shall notify the Grantee at least fifteen (15) days prior to such proposed Corporate Transaction and each Award which is at the time outstanding under the Plan shall immediately prior to the specified effective date of such Corporate Transaction, automatically become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights with respect to seventy-five percent (75%) of the unvested Shares at the time represented by such Award. Notwithstanding the foregoing, the Administrator, in its discretion, may prevent the acceleration of vesting and release from any restrictions on transfer and repurchase or forfeiture rights of any outstanding Award with respect to any Corporate Transaction. To the extent it has not been previously exercised, the Award will terminate immediately prior to the consummation of such proposed Corporate Transaction, unless the Award is assumed or an equivalent Award is substituted by the successor corporation or a Parent or Subsidiary of such successor corporation. For the purposes of this subsection, the Award shall be considered assumed if, following the Corporate Transaction, the Award confers, for each Share subject to the Award immediately prior to the Corporate Transaction, (i) the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction by holders of Common Stock for each Share subject to the Award held on the effective date of the Corporate Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares), or
(ii) the right to purchase such consideration in the case of an Option or similar Award; provided, however, that if such consideration received in the Corporate Transaction was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise or exchange of the Award for each Share subject to the Award to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Corporate Transaction.

         12. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated.

         13. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

                  (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

                  (c) Any amendment, suspension or termination of the Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

         14. RESERVATION OF SHARES.

                  (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         15. NO EFFECT ON TERMS OF EMPLOYMENT. The Plan shall not confer upon any Grantee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         16. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. Any Award exercised before stockholder approval is obtained shall be rescinded if stockholder approval is not obtained within the time prescribed, and Shares issued on the exercise of any such Award shall not be counted in determining whether stockholder approval is obtained.

         17. INFORMATION TO GRANTEES. The Company shall provide to each Grantee, during the period for which such Grantee has one or more Awards outstanding, copies of financial statements at least annually, and all annual reports and other information which is provided to all stockholders of the Company.

                                     XOOM.COM, INC. 1998 STOCK INCENTIVE PLAN

                                           NOTICE OF STOCK OPTION GRANT

         Optionee's Name and Address:
                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

         You have been granted an option to purchase shares of Common Stock of the Company, subject to the terms and conditions of the Plan and the Option Agreement, as follows:

         Grant Number
                                              ----------------------------------
         Date of Grant
                                              ----------------------------------

         Vesting Commencement Date
                                              ----------------------------------

         Exercise Price per Share             $
                                              ----------------------------------

         Total Number of Shares Granted
                                              ----------------------------------

         Total Exercise Price                 $
                                              ----------------------------------

         Type of Option:                             Incentive Stock Option
                                              ----------------------------------

                                                     Non-Qualified Stock Option
                                              ----------------------------------
         Expiration Date:
                                              ----------------------------------

VESTING SCHEDULE:

         Subject to other limitations set forth in the Option Agreement, the Option may be exercised, i.e., "vest," in whole or in part, in accordance with the following schedule:

         (i) [Twenty-five percent (25%) of the Shares subject to the Option shall vest at the end of the twelfth full month after the Vesting Commencement Date, after which 1/48th of the Shares subject to the Option shall vest on the last day of each calendar month thereafter]; LESS THAN TWENTY-FIVE PERCENT (25%) OF THE SHARES SUBJECT TO THE OPTION SHALL VEST AT THE END OF THE TWELFTH FULL MONTH AFTER THE VESTING COMMENCEMENT DATE, AND AN ADDITIONAL TWENTY-FIVE PERCENT 25% OF THE SHARES SUBJECT TO THE OPTION SHALL VEST ON EACH YEARLY ANNIVERSARY OF THE VESTING COMMENCEMENT DATE THEREAFTER. GREATER THAN LESS THAN NOTE: USE SECOND ALTERNATIVE FOR VESTING TERMS FOR INCENTIVE STOCK OPTION, IF $100,000 ISO RULE WOULD BE VIOLATED UNDER 1 YEAR VESTING FOLLOWED BY MONTHLY VESTING GREATER THAN

         (ii) During any authorized leave of absence, the vesting of the Option as provided in this schedule shall cease after the leave of absence exceeds a period of ninety (90) days. Vesting of the Option shall resume upon the Optionee's termination of the leave of absence and return to service with the Company or a Related Entity;

         (iii) In the event of the Optionee's change in status from Employee to Consultant, vesting of the Option shall continue only to the extent determined by the Administrator as of such change in status.

TERMINATION PERIOD:

         The Option may be exercised as to the number of shares that are Vested on the date of termination within three (3) months from termination of the Optionee's Continuous Status as an Employee, Director or Consultant or such longer period as may be applicable upon death or disability of the Optionee as provided in the Option Agreement. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, the Option shall remain in effect; provided, however, that in the event of a change in status from Employee to Consultant, the Optionee's Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one day following such change in status. In no event shall the Option be exercised later than the Expiration Date as provided above.

         IN WITNESS WHEREOF, the Company and the Optionee have executed this Notice of Stock Option Grant and agree that the Option is to be governed by the terms and conditions of this Notice of Stock Option Grant, the Plan, and the Option Agreement.



                                           XOOM.com, Inc.,
                                           a Delaware corporation

                                           By:
                                              ----------------------------------

                                           Its:
                                              ----------------------------------




THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE OF STOCK OPTION GRANT, THE OPTION AGREEMENT, NOR IN THE COMPANY'S 1998 STOCK INCENTIVE PLAN, SHALL CONFER UPON THE OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

         The Optionee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee has reviewed this Notice of Stock Option Grant, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Notice of Stock Option Grant and fully understands all provisions of this Notice of Stock Option Grant, the Plan, and the Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or Administrator upon any questions arising under this Notice of Stock Option Grant, the Plan, and the Option Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated in this Notice of Stock Option Grant.



Dated:                                        Signed:
       -----------------------------                ----------------------------
                                                     Optionee

                    XOOM.COM, INC. 1998 STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

1. GRANT OF OPTION. XOOM.com, Inc., a Delaware corporation (the "Company"), hereby grants to the Optionee named in the Notice of Stock Option Grant (the "Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Stock Option Grant (the "Notice"), at the exercise price per share set forth in the Notice (the "Exercise Price") subject to the terms, definitions and provisions of the Notice and the Company's 1998 Stock Incentive Plan (the "Plan") adopted by the Company, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

         If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of
Section 422(d) of the Code, the Option shall be treated as a Non-Qualified Stock Option.

2. EXERCISE OF OPTION.

         (a) RIGHT TO EXERCISE. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. In the event of termination of Optionee's Continuous Status as an Employee, Director or Consultant, the Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 11(b) of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction. No partial exercise of the Option may be for less than the lesser of five percent (5%) of the total number of Shares subject to the Option or the remaining number of Shares subject to the Option. In no event shall the Company issue fractional Shares.

         (b) METHOD OF EXERCISE. The Option shall be exercisable only by delivery of an Exercise Notice (attached as EXHIBIT A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. Such Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

         No Shares will be issued pursuant to the exercise of the Option unless such issuance and such exercise shall comply with all Applicable Laws. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         (c) TAXES. No Shares will be issued to the Optionee or other person pursuant to the exercise of the Option until the Optionee or other person has made arrangements acceptable to the Administrator for the satisfaction of foreign, federal, state and local income and employment tax withholding obligations.

3. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee; provided, however, that such exercise method does not then violate an Applicable Law:

         (a) cash;

         (b) check;

         (c) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price); or

         (d) delivery of a properly executed Exercise Notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

4. RESTRICTIONS ON EXERCISE. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.

5. TERMINATION OF RELATIONSHIP. In the event the Optionee's Continuous Status as an Employee, Director or Consultant terminates, the Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise the Option during the Termination Period set out in the Notice. Except as provided in Sections 7 and 8, below, to the extent that the Optionee was not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise the Option within the Termination Period, the Option shall terminate.

6. DISABILITY OF OPTIONEE. In the event the Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of his or her disability, the Optionee may, but only within twelve (12) months from the Termination Date (and in no event later than the Expiration Date), exercise the Option to the extent otherwise entitled to exercise it on the Termination Date; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one day following the Termination Date. To the extent that the Optionee was not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate.

7. DEATH OF OPTIONEE. In the event of the Optionee's death, the Option may be exercised at any time within twelve (12) months following the date of death (and in no event later than the Expiration Date), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death. To the extent that the Optionee was not entitled to exercise the Option on the date of death, or if the Option is not exercised to the extent so entitled within the time specified herein, the Option shall terminate.

8. NON-TRANSFERABILITY OF OPTION. The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

9. TERM OF OPTION. The Option may be exercised only within the term set out in the Notice and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

10. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

         (a) EXERCISE OF INCENTIVE STOCK OPTION. If the Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

         (b) EXERCISE OF INCENTIVE STOCK OPTION FOLLOWING DISABILITY. If the Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an Incentive Stock Option within three
(3) months of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.

         (c) EXERCISE OF NON-QUALIFIED STOCK OPTION. There may be a regular federal income tax liability upon the exercise of a Non-Qualified Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from the Optionee's compensation or collect from the Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

         (d) DISPOSITION OF SHARES. In the case of a Non-Qualified Stock Option, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes and subject to tax at a maximum rate of 20%. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for at least one year after receipt of the Shares and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares also will be treated as long-term capital gain for federal income tax purposes and subject to the same tax rates and holding periods that apply to Shares acquired upon exercise of a Non-Qualified Stock Option. If Shares purchased under an Incentive Stock Option are disposed of within such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

11. ENTIRE AGREEMENT: GOVERNING LAW. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. IN THAT REGARD, THIS AGREEMENT OPTION FULLY SATISFIES THE OBLIGATION OF THE COMPANY TO GRANT OPTIONEE THE OPTIONS DESCRIBED IN THE COMPANY'S OFFER LETTER TO OPTIONEE PRIOR TO OPTIONEE'S BECOMING AN EMPLOYEE OR CONSULTANT OF THE COMPANY, AND, IN THE EVENT OF ANY CONFLICT BETWEEN THE OPTION DESCRIBED IN SUCH OFFER LETTER OR AGREEMENT AND THIS OPTION AGREEMENT, THE TERMS AND CONDITIONS OF THIS OPTION AGREEMENT SHALL CONTROL. These agreements are governed by California law except for that body of law pertaining to conflict of laws.

12. HEADINGS. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

13. INTERPRETATION. Any dispute regarding the interpretation of the Notice, the Plan, and this Option Agreement shall be submitted by the Optionee or by the Company forthwith to the Board or the Administrator that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such dispute by the Board or the Administrator shall be final and binding on all persons.

14. FURTHER ASSURANCES. Optionee shall execute such further instruments and take such further actions as may be requested BY the Company as reasonably necessary to carry out the intent and purposes of this Option Agreement.

15. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Option Agreement to single or multiple assignees, and this Option Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

16. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the Company at its primary business office and to Optionee at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

                                    EXHIBIT A

                    XOOM.COM, INC. 1998 STOCK INCENTIVE PLAN

                                 EXERCISE NOTICE

XOOM.com, Inc.
300 Montgomery Street, Suite 300
San Francisco, CA  94104

Attention: Secretary

1. EXERCISE OF OPTION. Effective as of today, ________ __, ____, the undersigned (the "Optionee") hereby elects to exercise the Optionee's option to purchase shares of the Common Stock (the "Shares") of XOOM.com, Inc. (the "Company") under and pursuant to the Company's 1998 Stock Incentive Plan (the "Plan") and the [ ] Incentive [ ] Non-Qualified Stock Option Agreement and the within Notice of Stock Option Grant. The Optionee herewith delivers to the Company the full Exercise Price for the Shares.

Total Number of Option Shares to Exercise (A):
                                              ---------------------------------
Exercise Price per Share (B):  $
                                -----------------------------------------------
Total Amount to be Tendered (A x B):  $
                                       -----------------------------------------

2. REPRESENTATIONS OF THE OPTIONEE. The Optionee acknowledges that the Optionee has received, read and understood the Notice of Stock Option Grant, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3. RIGHTS AS STOCKHOLDER. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.

4. TAX CONSULTATION. The Optionee understands that the Optionee may suffer adverse tax consequences as a result of the Optionee's purchase or disposition of the Shares. The Optionee represents that the Optionee has consulted with any tax consultants the Optionee deems advisable in connection with the purchase or disposition of the Shares and that the Optionee is not relying on the Company for any tax advice.

5. TAXES. The Optionee agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Optionee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the

Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Grant Date or within one (1) year from the date the Shares were transferred to the Optionee. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Optionee agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

Submitted by:                        Accepted by:

OPTIONEE:                            XOOM.com, Inc.

                                     By:
                                        ------------------------------------
                                     Its:
-------------------------                 ------------------------------------
      (Signature)

ADDRESS:                             ADDRESS:
--------                             --------

------------------------
------------------------



                                      A-2